UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2022

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2022, Ben Waites, the Chief Financial Officer and Executive Vice President of Regional Health Properties, Inc. (the “Company”) and the Company mutually agreed Mr. Waites would relinquish the duties and responsibilities as the Company’s principal financial officer and principal accounting officer, and he ceased functioning as the Company’s principal financial officer and principal accounting officer as of such date. No determination has been made at this time as to any changes in the compensation arrangements, with Mr. Waites, which arrangements are described in Item 11, “Executive Compensation”, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and which descriptions are incorporated herein by reference.

Brent Morrison, the Company’s Chief Executive Officer, and President has assumed the responsibilities of the Company’s principal financial officer and principal accounting officer. Mr. Morrison’s biography and compensation arrangements are described in Item 10, “Directors, Executive Officers and Corporate Governance - Information About our Executive Officers” and Item 11, “Executive Compensation”, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which descriptions are incorporated herein by reference. No determination has been made at this time as to any changes in the compensation arrangements with Mr. Morrison with regard to assuming the responsibilities of the Company’s principal financial officer and principal accounting officer.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 25, 2022	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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